SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 31, 2006
Date of Report (Date of earliest event reported)
MARINEMAX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MARINEMAX, INC.
FORM 8-K
CURRENT REPORT
Item 1.01. Entry into a Material Definitive Agreement.
     Our Compensation Committee recommended on October 30, 2006 and our Board of Directors approved on October 31, 2006 the grant of an aggregate of 147,600 restricted stock unit awards to certain of our officers pursuant to our 1998 Incentive Stock Plan and adopted a form of restricted stock unit award agreement. In connection with the grants, we entered into restricted stock unit award agreement with each of the following officers for the number of restricted stock units indicated:

Number of
Name	Restricted Stock Units
William H. McGill, Jr.	63,000
Michael H. McLamb	27,000
Edward A. Russell	18,000
Jack P. Ezzell	9,000
Kurt M. Frahn	9,000
Michael J. Aiello	10,800
Anthony M. Aisquith	10,800
     Pursuant to the agreements, each officer becomes vested in the restricted stock units as to one-third of the restricted stock units on each of the third, fourth and fifth anniversaries of the date of grant. The stock underlying vested restricted stock units will be delivered within five months after the deferred shares vest; provided that the delivery may be delayed to the extent that we reasonably anticipate that the deferred shares will not be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. Each officer forfeits the unvested portion, if any, of his or her restricted stock units if the officer’s service to our company is terminated for any reason, except as may be provided in the officer’s employment agreement or as otherwise determined by the administrator of our 2007 Incentive Stock Plan. Upon a change in control of our company, the vesting of any unvested restricted stock units may be accelerated pursuant to the terms of the executive’s employment agreement, if any. The form of restricted stock unit award agreement for our 1998 Incentive Stock Plan is attached hereto as Exhibit 10.56.
     Also, our Compensation Committee recommended on October 30, 2006 and our Board of Directors approved on October 31, 2006 an Incentive Compensation Program covering our executive officers for our fiscal year ending September 30, 2007. The program for fiscal 2007 sets forth individual performance objectives for each officer depending on their role with the Company. The performance goals under the program for fiscal 2007 focus on various matters, including pre-tax earnings growth, achievement of budgeted results, industry rankings of the Company’s various dealerships, the development and execution of defined operating practices and operating margins. Our board of directors also may grant discretionary bonuses if and when the facts and circumstances so dictate.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description
10.56	Form of Restricted Stock Unit Award Agreement for 1998 Incentive Stock Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November ___, 2006	MARINEMAX, INC.
By:
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.56	Form of Restricted Stock Unit Award Agreement for 1998 Incentive Stock Plan.

5